SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) AUGUST 28, 2002
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                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-49899                13-4078506
  (State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)

           110 East 59th Street, 26th Floor, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code (212) 906-8485
                                 --------------

                             CORECOMM HOLDCO, INC.
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

ATX Communications, Inc. issued a press release anouncing that it has entered into a binding agreement with Verizon that satisfies its alleged obligations regarding Verizon's pending and threatened litigation in Pennsylvania and New Jersey. The agreement resolves all of Verizon's embargo and service termination threats and deposit demands in substantially all of ATX's footprint, as well as allows both parties to pursue various claims in appropriate regulatory and civil forums.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

  99.1   Press release, issued August 28, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATX COMMUNICATIONS, INC.
                                    (Registrant)


                                    By:     /s/ Michael A. Peterson
                                        ---------------------------------------
                                    Name:   Michael A. Peterson
                                    Title:  Executive Vice President -
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: August 30, 2002

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                                  EXHIBIT INDEX
                                 -------------
Exhibit

99.1      Press release, issued August 28, 2002